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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 30, 1999 relating to the consolidated financial statements, which appears in the 1998 Annual Report to Shareholders of Organogenesis Inc., which is incorporated by reference in Organogenesis Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

                                        /s/ PricewaterhouseCoopers LLP

                                        PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 15, 1999